UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 15, 2008

INTERNATIONAL RECTIFIER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-7935	95-1528961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 Kansas Street, El Segundo, California 90245

(Address of Principal Executive Offices) (Zip Code)

(310) 726-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

In light of recent decisions by the Delaware Court of Chancery, on September 15, 2008, the Board of Directors of International Rectifier Corporation (the “Company”) approved Indemnification Agreements between the Company and each of the Company’s directors and executive officers, including the Company’s President and Chief Executive Officer Oleg Khaykin, Executive Vice President and Chief Administrative Officer Donald R. Dancer, Chief Financial Officer (acting ) Peter Knepper, Executive Vice President and Chief Operations Officer Michael Barrow and Vice President, Secretary and General Counsel Tim Bixler, to confirm the right to indemnification provided to each of the Company’s directors and executive officers under the Company’s Bylaws.   A copy  of the form of Indemnification Agreement entered into with each such person is set forth in Exhibit 10.1 attached hereto and incorporated herein by reference.

Section 9 — Financial Statement and Exhibits

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Filed herewith is Exhibit 10.1 – Form of Indemnification Agreement approved for directors and executive officers of International Rectifier Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2008	INTERNATIONAL RECTIFIER CORPORATION

	By:	/s/ Timothy E. Bixler
	Name:	Timothy E. Bixler
	Title:	Vice President,
General Counsel and Secretary